Exhibit 10.3 NEUROCRINE BIOSCIENCES, INC. 2025 EQUITY INCENTIVE PLAN ADOPTED BY THE COMPENSATION COMMITTEE: MARCH 14, 2025 APPROVED BY THE STOCKHOLDERS: MAY 21, 2025 AMENDED BY THE COMPENSATION COMMITTEE: MARCH 17, 2026 APPROVED BY THE STOCKHOLDERS: MAY 27, 2026 1. GENERAL. (a) Relationship to Prior Plans. The Plan is the successor to the 2020 Plan. As of the Effective Date: (i) no additional awards may be granted under the 2020 Plan; and (ii) all Prior Plan Awards will remain subject to the terms of the applicable Prior Plan (except that any Prior Plans’ Returning Shares will become available for issuance pursuant to Awards granted under this Plan). All Awards granted under this Plan will be subject to the terms of this Plan. (b) Plan Purpose. The Company, by means of the Plan, seeks to secure and retain the services of Employees, Directors and Consultants, to provide incentives for such persons to exert maximum efforts for the success of the Company and any Affiliate, and to provide a means by which such persons may be given an opportunity to benefit from increases in value of the Common Stock through the granting of Awards. (c) Available Awards. The Plan provides for the grant of the following Awards: (i) Incentive Stock Options; (ii) Nonstatutory Stock Options; (iii) SARs; (iv) Restricted Stock Awards; (v) RSU Awards; (vi) Performance Awards; and (vii) Other Awards. (d) Adoption Date. The Plan will come into existence on the Adoption Date. No Award may be granted under the Plan prior to the Adoption Date. Any Award granted prior to the Effective Date is contingent upon timely receipt of stockholder approval to the extent required under applicable tax, securities and regulatory rules, and satisfaction of any other compliance requirements. 2. SHARES SUBJECT TO THE PLAN. (a) Share Reserve. (i) Subject to Section 2(a)(iii), any adjustment in accordance with Section 2(b), and any adjustment as necessary to implement any Capitalization Adjustment, the aggregate number of shares of Common Stock that may be issued pursuant to Awards (the “Share Reserve”) will not exceed: (A) the sum of (i) 7,800,000 shares that were approved at the 2025 Annual Meeting, (ii) an additional 4,000,000 shares that were approved at the 2026 Annual Meeting, and (iii) the Prior Plans’ Returning Shares, if any, as such shares become available for issuance under this Plan from time to time; minus (B) one share for each share of Common Stock subject to an Appreciation Award granted under the 2020 Plan after March 24, 2025 and prior to 2. the Effective Date and 2.43 shares for each share of Common Stock subject to a Full Value Award granted under the 2020 Plan after March 24, 2025 and prior to the Effective Date. (ii) Subject to Section 2(b), the Share Reserve will be reduced by: (A) one share for each share of Common Stock issued pursuant to an Appreciation Award granted under the Plan; and (B) 2.43 shares for each share of Common Stock issued pursuant to a Full Value Award granted under the Plan. (iii) Subject to Section 2(b), the Share Reserve will be increased by: (A) one share for each Prior Plans’ Returning Share or 2025 Plan Returning Share (as defined in Section 2(b)(ii)) subject to an Appreciation Award; and (B) 2.43 shares for each Prior Plans’ Returning Share or 2025 Plan Returning Share subject to a Full Value Award. (iv) For clarity, the Share Reserve is a limit on the number of shares of Common Stock that may be issued pursuant to the Plan. Accordingly, this Section 2(a) does not limit the granting of Awards, except that the Company will keep available at all times the number of shares of Common Stock reasonably required to satisfy its obligations to issue shares pursuant to such Awards. Shares may be issued in connection with a merger or acquisition as permitted by, as applicable, Nasdaq Listing Rule 5635(c), NYSE Listed Company Manual Section 303A.08, NYSE American Company Guide Section 711 or other applicable rule, and such issuance will not reduce the number of shares available for issuance under the Plan. (b) Share Reserve Operation. (i) No Reduction to Share Reserve. The Share Reserve will not be reduced by any of the following shares of Common Stock and such shares will remain available for issuance under the Plan: (A) any shares subject to an Award that are not issued because such Award or any portion thereof expires or otherwise terminates without all of the shares covered by such Award having been issued; and (B) any shares subject to an Award that are not issued because such Award or any portion thereof is settled in cash. (ii) Shares Available for Subsequent Issuance. The following shares of Common Stock (collectively, the “2025 Plan Returning Shares”) will become available again for issuance under the Plan: (A) any shares issued pursuant to an Award that are forfeited back to or repurchased by the Company because of the failure to meet a contingency or condition required for the vesting of such shares; and (B) any shares that are reacquired or withheld (or not issued) by the Company to satisfy a tax withholding obligation in connection with a Full Value Award granted under the Plan. (iii) Shares Not Available for Subsequent Issuance. The following shares of Common Stock will not revert to the Share Reserve or become available again for issuance under the Plan: (A) any shares that are reacquired or withheld (or not issued) by the Company to satisfy the exercise, strike or purchase price of an Award or a Prior Plan Award (including any shares subject to such award that are not delivered because such award is exercised through a reduction of shares subject to such award (i.e., “net exercised”)); (B) any shares that are reacquired or withheld (or not issued) by the Company to satisfy a tax withholding obligation in connection with an Appreciation Award granted under the Plan or a Prior Plan; (C) any shares 3. repurchased by the Company on the open market with the proceeds of the exercise, strike or purchase price of an Award or a Prior Plan Award; and (D) in the event that a Stock Appreciation Right granted under the Plan or a stock appreciation right granted under a Prior Plan is settled in shares of Common Stock, the gross number of shares of Common Stock subject to such award. 3. ELIGIBILITY AND LIMITATIONS. (a) Eligible Award Recipients. Subject to the terms of the Plan, Employees, Directors and Consultants are eligible to receive Awards. (b) Specific Award Limitations. (i) Limitations on Incentive Stock Option Recipients. Incentive Stock Options may be granted only to employees of the Company or a “parent corporation” or “subsidiary corporation” thereof (as such terms are defined in Sections 424(e) and (f) of the Code). (ii) Incentive Stock Option $100,000 Limitation. To the extent that the aggregate Fair Market Value (determined at the time of grant) with respect to which Incentive Stock Options are exercisable for the first time by any Participant during any calendar year (under all plans of the Company and any Affiliates) exceeds $100,000 (or such other limit established in the Code) or otherwise does not comply with the rules governing Incentive Stock Options, the Options or portions thereof that exceed such limit (according to the order in which they were granted) or otherwise do not comply with such rules will be treated as Nonstatutory Stock Options, notwithstanding any contrary provision of the applicable Option Agreement(s). (iii) Limitations on Incentive Stock Options Granted to Ten Percent Stockholders. A Ten Percent Stockholder may not be granted an Incentive Stock Option unless (1) the exercise price of such Option is at least 110% of the Fair Market Value on the date of grant of such Option and (2) such Option is not exercisable after the expiration of five years from the date of grant of such Option. (iv) Limitations on Nonstatutory Stock Options and SARs. Nonstatutory Stock Options and SARs may not be granted to Employees, Directors and Consultants who are providing Continuous Service only to any “parent” of the Company (as such term is defined in Rule 405) unless the stock underlying such Awards is treated as “service recipient stock” under Section 409A because such Awards are granted pursuant to a corporate transaction (such as a spin off transaction) or unless such Awards otherwise comply with the distribution requirements of Section 409A. (c) Aggregate Incentive Stock Option Limit. Notwithstanding anything to the contrary in Section 2(a) and subject to any adjustment as necessary to implement any Capitalization Adjustment, the aggregate maximum number of shares of Common Stock that may be issued pursuant to the exercise of Incentive Stock Options is 11,800,000 shares. (d) Non-Employee Director Compensation Limit. The aggregate value of all compensation granted or paid, as applicable, by the Company to any individual for service as a 4. Non-Employee Director with respect to any period commencing on the date of the Annual Meeting for a particular year and ending on the date immediately prior to the date of the Annual Meeting for the next subsequent year (the “Annual Period”), including Awards granted and cash fees paid by the Company to such Non-Employee Director, will not exceed $750,000 in total value. In addition, the aggregate value of any equity award(s) granted under the Plan or otherwise by the Company to any individual for service as a Non-Employee Director upon or in connection with his or her initial election or appointment to the Board will not exceed $1,500,000 in total value; for the avoidance of doubt, the aggregate compensation granted or paid, as applicable, by the Company to any individual for service as a Non-Employee Director with respect to an Annual Period in which such individual is first appointed or elected to the Board will not exceed the sum of the two preceding limitations in this Section 3(d). The value of any equity awards, for purposes of the limitations described in this Section 3(d), will be calculated based on the grant date fair value of such equity awards for financial reporting purposes. 4. OPTIONS AND STOCK APPRECIATION RIGHTS. Each Option and SAR will have such terms and conditions as determined by the Board. Each Option will be designated in writing as an Incentive Stock Option or Nonstatutory Stock Option at the time of grant; provided, however, that if an Option is not so designated, then such Option will be a Nonstatutory Stock Option, and the shares purchased upon exercise of each type of Option will be separately accounted for. Each SAR will be denominated in shares of Common Stock equivalents. The terms and conditions of separate Options and SARs need not be identical; provided, however, that each Option Agreement and SAR Agreement will conform (through incorporation of the provisions hereof by reference in the Award Agreement or otherwise) to the substance of each of the following provisions: (a) Term. Subject to Section Error! Reference source not found. regarding Ten Percent Stockholders, no Option or SAR will be exercisable after the expiration of ten years from the date of grant of such Award or such shorter period specified in the Award Agreement. (b) Exercise or Strike Price. Subject to Section Error! Reference source not found. regarding Ten Percent Stockholders, the exercise or strike price of each Option or SAR will not be less than 100% of the Fair Market Value on the date of grant of such Award. Notwithstanding the foregoing, an Option or SAR may be granted with an exercise or strike price lower than 100% of the Fair Market Value on the date of grant of such Award if such Award is granted pursuant to an assumption of or substitution for another option or stock appreciation right pursuant to a Transaction and in a manner consistent with the provisions of Section 409A and, if applicable, Section 424(a) of the Code. (c) Exercise Procedure and Payment of Exercise Price for Options. In order to exercise an Option, the Participant must provide notice of exercise to the Plan Administrator in accordance with the procedures specified in the Option Agreement or otherwise provided by the Company. The Board has the authority to grant Options that do not permit all of the following methods of payment (or otherwise restrict the ability to use certain methods) and to grant Options that require the consent of the Company to utilize a particular method of payment. The exercise price of an Option may be paid, to the extent permitted by Applicable Law and as

5. determined by the Board, by one or more of the following methods of payment to the extent set forth in the Option Agreement: (i) by cash (including electronic funds transfers), check, bank draft or money order payable to the Company; (ii) pursuant to a “cashless exercise” program developed under Regulation T as promulgated by the Federal Reserve Board that, prior to the issuance of the Common Stock subject to the Option, results in either the receipt of cash (or check) by the Company or the receipt of irrevocable instructions to pay the exercise price to the Company from the sales proceeds; (iii) by delivery to the Company (either by actual delivery or attestation) of shares of Common Stock that are already owned by the Participant free and clear of any liens, claims, encumbrances or security interests, with a Fair Market Value on the date of exercise that is necessary to satisfy the exercise price, provided that any amount of the exercise price not satisfied by such delivery is paid by the Participant in cash or other permitted form of payment; (iv) if the Option is a Nonstatutory Stock Option, by a “net exercise” arrangement pursuant to which the Company will reduce the number of shares of Common Stock issuable upon exercise by the whole number of shares with a Fair Market Value on the date of exercise that is necessary to satisfy the exercise price, provided that (1) such shares used to pay the exercise price will not be exercisable thereafter and (2) any amount of the exercise price not satisfied by such net exercise is paid by the Participant in cash or other permitted form of payment; or (v) in any other form of consideration that may be acceptable to the Board and permissible under Applicable Law. (d) Exercise Procedure and Payment of Appreciation Distribution for SARs. In order to exercise a SAR, the Participant must provide notice of exercise to the Plan Administrator in accordance with the procedures specified in the SAR Agreement or otherwise provided by the Company. The appreciation distribution payable to a Participant upon the exercise of a SAR will not be greater than an amount equal to the excess of (i) the aggregate Fair Market Value on the date of exercise of a number of shares of Common Stock equal to the number of Common Stock equivalents that are vested and being exercised under such SAR, over (ii) the strike price of such SAR. Such appreciation distribution may be paid to the Participant in the form of Common Stock or cash (or any combination of Common Stock and cash) or in any other form of payment, as determined by the Board and specified in the SAR Agreement. (e) Transferability. The Board may impose such limitations on the transferability of an Option or SAR as it determines. In the absence of any such determination by the Board, the restrictions set forth in this Section 4(e) on the transferability of Options and SARs will apply. Notwithstanding the foregoing or anything in the Plan or an Award Agreement to the contrary, no Option or SAR may be transferred to any third-party financial institution for value without prior stockholder approval. 6. (i) Restrictions on Transfer. An Option or SAR will not be transferable, except by will or by the laws of descent and distribution (and pursuant to Sections 4(e)(ii) and 4(e)(iii) below), and will be exercisable during the lifetime of the Participant only by the Participant; provided, however, that the Company may permit transfer of an Option or SAR in a manner that is not prohibited by applicable tax and securities laws upon the Participant’s request, provided the Participant and transferee enter into any transfer and other agreements required by the Company. (ii) Domestic Relations Orders. The Company may permit an Option or SAR to be transferred pursuant to the terms of a domestic relations order, official marital settlement agreement or other divorce or separation instrument as permitted by Treasury Regulations Section 1.421-1(b)(2). If an Option is an Incentive Stock Option, such Option may be deemed to be a Nonstatutory Stock Option as a result of such transfer. (iii) Beneficiary Designation. Subject to the approval of the Company, a Participant may, by delivering written notice to the Company, in a form approved by the Company (or the designated broker), designate a third party who, upon the death of the Participant, will thereafter be entitled to exercise the Option or SAR and receive the Common Stock or other consideration resulting from such exercise. In the absence of such a designation, upon the death of the Participant, the executor or administrator of the Participant’s estate will be entitled to exercise the Option or SAR and receive the Common Stock or other consideration resulting from such exercise. However, the Company may prohibit designation of a beneficiary at any time, including due to any conclusion by the Company that such designation would be inconsistent with Applicable Law. (f) Vesting. The Board may impose such restrictions on or conditions to the vesting and/or exercisability of an Option or SAR as determined by the Board. Except as otherwise provided in the Award Agreement or other written agreement between a Participant and the Company or an Affiliate, vesting of Options and SARs will cease upon termination of the Participant’s Continuous Service. (g) Termination of Continuous Service for Cause. Except as explicitly otherwise provided in the Award Agreement or other written agreement between a Participant and the Company or an Affiliate, if a Participant’s Continuous Service is terminated for Cause, the Participant’s Options and SARs will terminate and be forfeited immediately upon such termination of Continuous Service, the Participant will be prohibited from exercising any portion (including any vested portion) of such Awards on and after the date of such termination of Continuous Service, and the Participant will have no further right, title or interest in the forfeited Award, the shares of Common Stock subject to the forfeited Award, or any consideration in respect of the forfeited Award. (h) Post-Termination Exercise Period Following Termination of Continuous Service for Reasons Other than for Cause. Except as otherwise provided in the Award Agreement, other written agreement between a Participant and the Company or an Affiliate or as otherwise determined by the Board, subject to Section 4(i), if a Participant’s Continuous Service terminates for any reason other than for Cause, the Participant may exercise his or her Option or SAR to the extent vested, but only within the following period of time or, if applicable, such 7. other period of time provided in the Award Agreement, other written agreement between a Participant and the Company or an Affiliate or as otherwise determined by the Board; provided, however, that in no event may such Award be exercised after the expiration of its maximum term as set forth in the Award Agreement: (i) three months following the date of such termination if such termination is a termination without Cause (other than any termination due to the Participant’s Disability or death); (ii) 12 months following the date of such termination if such termination is due to the Participant’s Disability; (iii) 18 months following the date of such termination if such termination is due to the Participant’s death; or (iv) 18 months following the date of the Participant’s death if such death occurs following the date of such termination but during the period such Award is otherwise exercisable (as provided in (i) or (ii) above). Following the date of such termination or death, as applicable, to the extent the Participant does not exercise such Award within the applicable Post-Termination Exercise Period (or, if earlier, prior to the expiration of the maximum term of such Award), such unexercised portion of the Award will terminate, and the Participant will have no further right, title or interest in the terminated Award, the shares of Common Stock subject to the terminated Award, or any consideration in respect of the terminated Award. (i) Restrictions on Exercise; Extension of Exercisability. A Participant may not exercise an Option or SAR at any time that the issuance of shares of Common Stock upon such exercise would violate Applicable Law. Except as otherwise provided in the Award Agreement, other written agreement between a Participant and the Company or an Affiliate or as otherwise determined by the Board, if a Participant’s Continuous Service terminates for any reason other than for Cause and, at any time during the applicable Post-Termination Exercise Period: (i) the exercise of the Participant’s Option or SAR would be prohibited solely because the issuance of shares of Common Stock upon such exercise would violate Applicable Law; or (ii) the immediate sale of any shares of Common Stock issued upon such exercise would violate the Company’s Trading Policy, then the applicable Post-Termination Exercise Period will be extended to the last day of the calendar month that commences following the date the Award would otherwise expire, with an additional extension of the exercise period to the last day of the next calendar month to apply if any of the foregoing restrictions apply at any time during such extended exercise period, generally without limitation as to the maximum permitted number of extensions; provided, however, that in no event may such Award be exercised after the expiration of its maximum term (as set forth in the Award Agreement). (j) Non-Exempt Employees. No Option or SAR, whether or not vested, granted to an Employee who is a non-exempt employee for purposes of the Fair Labor Standards Act of 1938, as amended, will be first exercisable for any shares of Common Stock until at least six months following the date of grant of such Award. Notwithstanding the foregoing, in 8. accordance with the provisions of the Worker Economic Opportunity Act, any vested portion of such Award may be exercised earlier than six months following the date of grant of such Award in the event of (i) such Participant’s death or Disability, (ii) a Transaction in which such Award is not assumed, continued or substituted, (iii) a Change in Control, or (iv) such Participant’s retirement (as such term may be defined in the Award Agreement or another applicable agreement or, in the absence of any such definition, in accordance with the Company’s then- current employment policies and guidelines). This Section 4(j) is intended to operate so that any income derived by a non-exempt employee in connection with the exercise or vesting of an Option or SAR will be exempt from his or her regular rate of pay. To the extent permitted and/or required for compliance with the Worker Economic Opportunity Act to ensure that any income derived by a non-exempt employee in connection with the exercise, vesting or issuance of any shares under any other Award will be exempt from the employee’s regular rate of pay, the provisions of this Section 4(j) will apply to all Awards and are hereby incorporated by reference into such Award Agreements. (k) Whole Shares. Options and SARs may be exercised only with respect to whole shares of Common Stock or their equivalents. 5. AWARDS OTHER THAN OPTIONS AND STOCK APPRECIATION RIGHTS. (a) Restricted Stock Awards and RSU Awards. Each Restricted Stock Award and RSU Award will have such terms and conditions as determined by the Board. The terms and conditions of separate Restricted Stock Awards and RSU Awards need not be identical; provided, however, that each Restricted Stock Award Agreement and RSU Award Agreement will conform (through incorporation of the provisions hereof by reference in the Award Agreement or otherwise) to the substance of each of the following provisions: (i) Form of Award. (1) Restricted Stock Awards. To the extent consistent with the Company’s Bylaws, at the Board’s election, shares of Common Stock subject to a Restricted Stock Award may be (i) held in book entry form subject to the Company’s instructions until such shares become vested or any other restrictions lapse, or (ii) evidenced by a certificate, which certificate will be held in such form and manner as determined by the Board. Unless otherwise determined by the Board, a Participant will have voting and other rights as a stockholder of the Company with respect to any shares subject to a Restricted Stock Award. (2) RSU Awards. A RSU Award represents a Participant’s right to be issued on a future date the number of shares of Common Stock that is equal to the number of restricted stock units subject to the RSU Award. As a holder of a RSU Award, a Participant is an unsecured creditor of the Company with respect to the Company’s unfunded obligation, if any, to issue shares of Common Stock in settlement of such Award and nothing contained in the Plan or any RSU Award Agreement, and no action taken pursuant to its provisions, will create or be construed to create a trust of any kind or a fiduciary relationship between a Participant and the Company or an Affiliate or any other person. A Participant will not have voting or any other rights as a stockholder of the Company with respect to a RSU Award (unless and until shares are actually issued in settlement of a vested RSU Award).

9. (ii) Consideration. (1) Restricted Stock Awards. A Restricted Stock Award may be granted in consideration for (A) cash (including electronic funds transfers), check, bank draft or money order payable to the Company, (B) past services to the Company or an Affiliate, or (C) any other form of consideration (including future services) as the Board may determine and permissible under Applicable Law. (2) RSU Awards. Unless otherwise determined by the Board at the time of grant, a RSU Award will be granted in consideration for the Participant’s services to the Company or an Affiliate, such that the Participant will not be required to make any payment to the Company (other than such services) with respect to the grant or vesting of the RSU Award, or the issuance of any shares of Common Stock pursuant to the RSU Award. If, at the time of grant, the Board determines that any consideration must be paid by the Participant (in a form other than the Participant’s services to the Company or an Affiliate) upon the issuance of any shares of Common Stock in settlement of the RSU Award, such consideration may be paid in any form of consideration as the Board may determine and permissible under Applicable Law. (iii) Vesting. The Board may impose such restrictions on or conditions to the vesting of a Restricted Stock Award or RSU Award as determined by the Board. Except as otherwise provided in the Award Agreement or other written agreement between a Participant and the Company or an Affiliate, vesting of Restricted Stock Awards and RSU Awards will cease upon termination of the Participant’s Continuous Service. (iv) Termination of Continuous Service. Except as otherwise provided in the Award Agreement or other written agreement between a Participant and the Company or an Affiliate, if a Participant’s Continuous Service terminates for any reason, (1) the Company may receive through a forfeiture condition or a repurchase right any or all of the shares of Common Stock held by the Participant under his or her Restricted Stock Award that have not vested as of the date of such termination under the terms set forth in the Restricted Stock Award Agreement, and (2) any portion of the Participant’s RSU Award that has not vested as of the date of such termination will be forfeited upon such termination and the Participant will have no further right, title or interest in the RSU Award, the shares of Common Stock issuable pursuant to the RSU Award, or any consideration in respect of the RSU Award. (v) Settlement of RSU Awards. A RSU Award may be settled by the issuance of shares of Common Stock or cash (or any combination thereof) or in any other form of payment, as determined by the Board and specified in the RSU Award Agreement. The Board may determine to impose such restrictions or conditions that delay such delivery to a date following the vesting of the RSU Award. (b) Performance Awards. With respect to any Performance Award, the length of any Performance Period, the Performance Goals to be achieved during the Performance Period, the other terms and conditions of such Award, and the measure of whether and to what degree such Performance Goals have been attained will be determined by the Board. In addition, to the extent permitted by Applicable Law and set forth in the applicable Award Agreement, the Board may determine that cash or other property may be used in payment of Performance Awards. 10. Performance Awards that are settled in cash or other property are not required to be valued in whole or in part by reference to, or otherwise based on, the Common Stock. (c) Other Awards. Other forms of Awards valued in whole or in part by reference to, or otherwise based on, Common Stock, including the appreciation in value thereof, may be granted either alone or in addition to Awards provided for under Section 4 and the preceding provisions of this Section 5. Subject to the provisions of the Plan, the Board will have sole and complete discretion to determine the persons to whom and the time or times at which such Other Awards will be granted, the number of shares of Common Stock (or the cash equivalent thereof) to be granted pursuant to such Other Awards, and all other terms and conditions of such Other Awards. 6. ADJUSTMENTS UPON CHANGES IN COMMON STOCK; OTHER CORPORATE EVENTS. (a) Capitalization Adjustments. In the event of a Capitalization Adjustment, the Board will appropriately and proportionately adjust: (i) the class(es) and maximum number of shares of Common Stock subject to the Plan pursuant to Section 2(a); (ii) the class(es) and maximum number of shares of Common Stock that may be issued pursuant to the exercise of Incentive Stock Options pursuant to Section 3(c); and (iii) the class(es) and number of shares of Common Stock and the exercise, strike or purchase price of Common Stock subject to outstanding Awards. The Board will make such adjustments, and its determination will be final, binding and conclusive. Notwithstanding the foregoing, no fractional shares or rights for fractional shares of Common Stock will be created in order to implement any Capitalization Adjustment. The Board will determine an appropriate equivalent benefit, if any, for any fractional shares or rights to fractional shares that may be created by the adjustments referred to in the preceding provisions of this Section 6(a). (b) Dissolution or Liquidation. Except as otherwise provided in the Award Agreement or other written agreement between a Participant and the Company or an Affiliate, in the event of a dissolution or liquidation of the Company, all outstanding Awards (other than Awards consisting of vested and outstanding shares of Common Stock not subject to a forfeiture condition or the Company’s right of repurchase) will terminate immediately prior to the completion of such dissolution or liquidation, and the shares of Common Stock subject to a forfeiture condition or the Company’s right of repurchase may be reacquired or repurchased by the Company notwithstanding the fact that the holder of such Award is providing Continuous Service. (c) Transaction. In the event of a Transaction, the provisions of this Section 6(c) will apply to each outstanding Award unless otherwise provided in the instrument evidencing the Award, in any other written agreement between a Participant and the Company or an Affiliate, or in any director compensation policy of the Company. (i) Awards May Be Assumed. In the event of a Transaction, the Acquiring Entity may assume or continue any or all outstanding Awards or may substitute similar awards for any or all outstanding Awards (including but not limited to, awards to acquire the same consideration paid to the stockholders of the Company pursuant to the Transaction), and any reacquisition or repurchase rights held by the Company in respect of Common Stock issued 11. pursuant to outstanding Awards may be assigned by the Company to the Acquiring Entity. For clarity, in the event of a Transaction, the Acquiring Entity may choose to assume or continue only a portion of an outstanding Award, to substitute a similar award for only a portion of an outstanding Award, or to assume or continue, or substitute similar awards for, the outstanding Awards held by some, but not all, Participants. The terms of any assumption, continuation or substitution will be set by the Board. (ii) Awards Held by Current Participants. In the event of a Transaction in which the Acquiring Entity does not assume or continue outstanding Awards or substitute similar awards for outstanding Awards, then with respect to any such Awards that have not been assumed, continued or substituted and that are held by Participants whose Continuous Service has not terminated prior to the effective time of the Transaction (referred to as the “Current Participants”), the vesting (and exercisability, if applicable) of such Awards will be accelerated in full (and with respect to any such Awards that are subject to performance-based vesting conditions or requirements, vesting will be deemed to be satisfied at the greater of (x) the target level of performance or (y) the actual level of performance measured in accordance with the applicable performance goals as of the date of the Transaction) to a date prior to the effective time of such Transaction (contingent upon the effectiveness of the Transaction) as the Board determines (or, if the Board does not determine such a date, to the date that is 15 days prior to the effective time of the Transaction), and such Awards will terminate if not exercised (if applicable) at or prior to the effective time of the Transaction, and any reacquisition or repurchase rights held by the Company with respect to such Awards will lapse (contingent upon the effectiveness of the Transaction). With respect to the vesting of Awards that will accelerate upon the occurrence of a Transaction pursuant to this Section 6(c)(ii) and are settled in the form of a cash payment, such cash payment will be made no later than 30 days following the occurrence of the Transaction. (iii) Awards Held by Participants other than Current Participants. In the event of a Transaction in which the Acquiring Entity does not assume or continue outstanding Awards or substitute similar awards for outstanding Awards, then with respect to any such Awards that have not been assumed, continued or substituted and that are held by Participants other than Current Participants, such Awards will terminate if not exercised (if applicable) at or prior to the effective time of the Transaction; provided, however, that any reacquisition or repurchase rights held by the Company with respect to such Awards will not terminate and may continue to be exercised notwithstanding the Transaction. (iv) Payment for Awards in Lieu of Exercise. Notwithstanding the foregoing, in the event any outstanding Award held by a Participant will terminate if not exercised at or prior to the effective time of a Transaction, the Board may provide that the Participant may not exercise such Award but instead will receive a payment, in such form as may be determined by the Board, equal in value, at the effective time, to the excess, if any, of (1) the value of the property the Participant would have received upon the exercise of such Award, over (2) any exercise price payable by the Participant in connection with such exercise. For clarity, such payment may be zero if the value of such property is equal to or less than the exercise price. Payments under this provision may be delayed to the same extent that payment of consideration to the holders of Common Stock in connection with the Transaction is delayed as a result of escrows, earn outs, holdbacks or any other contingencies. 12. (d) Involuntary Termination Upon or Following a Transaction. Except as otherwise provided in the Award Agreement, in any other written agreement between a Participant and the Company or an Affiliate, in any severance plan of the Company governing the Participant’s Awards under the Plan, or in any director compensation policy of the Company, in the event that an Employee or Director’s Continuous Service is involuntarily terminated without Cause (including any such termination due to such Employee or Director’s death or Disability) upon or within 12 months following the effective time of a Transaction, the vesting (and exercisability, if applicable) of any Assumed Awards (as defined in this Section 6(d)) held by such Employee or Director as of the date of such termination will be accelerated in full (and with respect to any such Awards that are subject to performance-based vesting conditions or requirements, vesting will be deemed to be satisfied at the greater of (x) the target level of performance or (y) the actual level of performance measured in accordance with the applicable performance goals as of the date of such termination), effective as of the date of such termination. For purposes of this Section 6(d), an “Assumed Award” means any outstanding Award that was assumed or continued, or any outstanding similar award that was granted in substitution for an Award, in each case by the Acquiring Entity in connection with the applicable Transaction. (e) Parachute Payments. Except as otherwise provided in the Award Agreement or other written agreement between a Participant and the Company or an Affiliate or in any severance plan of the Company that applies to the Participant, if any payment or benefit (including payments or benefits pursuant to this Plan or otherwise) that the Participant would or may receive from the Company or otherwise (“Payment”) would (i) constitute a “parachute payment” within the meaning of Section 280G of the Code and (ii) but for this sentence, be subject to the excise tax imposed by Section 4999 of the Code (the “Excise Tax”), then such Payment will be equal to the Reduced Amount. The “Reduced Amount” will be either (x) the largest portion of the Payment that would result in no portion of the Payment being subject to the Excise Tax or (y) the largest portion, up to and including the total, of the Payment, whichever amount, after taking into account all applicable federal, state and local employment taxes, income taxes, and the Excise Tax (all computed at the highest applicable marginal rate), results in the Participant’s receipt, on an after-tax basis, of the greater economic benefit notwithstanding that all or some portion of the Payment may be subject to the Excise Tax. If a reduction in payments or benefits constituting “parachute payments” is necessary so that the Payment equals the Reduced Amount, the Participant will have no rights to any additional payments and/or benefits, and reduction shall occur in the manner that results in the greatest economic benefit for the Participant. If more than one method of reduction will result in the same economic benefit, the items so reduced will be reduced pro rata. In the event it is subsequently determined by the Internal Revenue Service that some portion of the Reduced Amount as determined pursuant to clause (x) in the preceding paragraph is subject to the Excise Tax, the Participant agrees to promptly return to the Company a sufficient amount of the Payment so that no portion of the Reduced Amount is subject to the Excise Tax. For the avoidance of doubt, if the Reduced Amount is determined pursuant to clause (y) in the preceding paragraph, the Participant will have no obligation to return any portion of the Payment pursuant to the preceding sentence.

13. The foregoing calculations will be determined by the independent registered public accounting firm engaged by the Company for general audit purposes as of the day prior to the effective date of the event described in Section 280G(b)(2)(A)(i) of the Code or such nationally recognized independent registered public accounting firm chosen by the Company. The Company will bear all expenses with respect to the determinations by such independent registered public accounting firm required to be made hereunder. Any good faith determinations of the independent registered public accounting firm made hereunder will be final, binding and conclusive upon the Company and the Participant. (f) Appointment of Stockholder Representative. As a condition to the receipt of an Award, a Participant will be deemed to have agreed that the Award will be subject to the terms of any agreement governing a Transaction involving the Company, including, without limitation, a provision for the appointment of a stockholder representative that is authorized to act on the Participant’s behalf with respect to any escrow, indemnities and any contingent consideration. (g) No Restriction on Right to Undertake Transactions. The grant of any Award and the issuance of shares of Common Stock pursuant to any Award does not affect or restrict in any way the right or power of the Company or the stockholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change in the Company’s capital structure or its business, any merger or consolidation of the Company, any issue of stock or of options, rights or options to purchase stock or of bonds, debentures, preferred or prior preference stocks whose rights are superior to or affect the Common Stock or the rights thereof or which are convertible into or exchangeable for Common Stock, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise. 7. ADMINISTRATION. (a) Administration by Board. The Board will administer the Plan unless and until the Board delegates administration of the Plan to a Committee or Committees, as provided in Section 7(c). (b) Powers of Board. The Board will have the power, subject to, and within the limitations of, the express provisions of the Plan: (i) To determine from time to time: (1) which of the persons eligible under the Plan will be granted Awards; (2) when and how each Award will be granted; (3) what type or combination of types of Award will be granted; (4) the provisions of each Award (which need not be identical), including the time or times when a person will be permitted to receive an issuance of Common Stock or other payment pursuant to an Award; (5) the number of shares of Common Stock or cash equivalent with respect to which an Award will be granted to each such person; and (6) the Fair Market Value applicable to an Award. (ii) To construe and interpret the Plan and Awards granted under it, and to establish, amend and revoke rules and regulations for its administration. The Board, in the exercise of this power, may correct any defect, omission or inconsistency in the Plan or in any 14. Award Agreement, in a manner and to the extent it deems necessary or expedient to make the Plan or Awards fully effective. (iii) To settle all controversies regarding the Plan and Awards granted under it. (iv) To accelerate the time at which an Award may first be exercised or the time during which an Award or any part thereof will vest, notwithstanding the provisions in the Award Agreement stating the time at which it may first be exercised or the time during which it will vest. (v) To prohibit the exercise of any Option, SAR or other exercisable Award during a period of up to 30 days prior to the consummation of any pending stock dividend, stock split, combination or exchange of shares, merger, consolidation or other distribution (other than normal cash dividends) of Company assets to stockholders, or any other change affecting the shares of Common Stock or the share price of the Common Stock, including any Transaction, for reasons of administrative convenience. (vi) To suspend or terminate the Plan at any time. Except as otherwise provided in the Plan (including Section 7(b)(ix)) or an Award Agreement, suspension or termination of the Plan will not Materially Impair a Participant’s rights under any Award granted while the Plan is in effect unless (1) the Company requests the consent of the affected Participant, and (2) such Participant consents in writing. (vii) To amend the Plan in any respect the Board deems necessary or advisable; provided, however, that stockholder approval will be required for any such amendment to the extent required by Applicable Law. Except as otherwise provided in the Plan (including Section 7(b)(ix)) or an Award Agreement, a Participant’s rights under any Award granted before any amendment of the Plan will not be Materially Impaired by any such amendment unless (1) the Company requests the consent of the affected Participant, and (2) such Participant consents in writing. (viii) To submit any amendment to the Plan for stockholder approval. (ix) To approve forms of Award Agreements for use under the Plan and to amend the terms of any one or more Awards, including, but not limited to, amendments to provide terms more favorable to the Participant than previously provided in the Award Agreement, subject to any specified limits in the Plan that are not subject to Board discretion; provided, however, that except as otherwise provided in the Plan (including this Section 7(b)(ix)) or an Award Agreement, a Participant’s rights under any Award will not be Materially Impaired by any such amendment unless (1) the Company requests the consent of the affected Participant, and (2) such Participant consents in writing. (x) Generally, to exercise such powers and to perform such acts as the Board deems necessary or expedient to promote the best interests of the Company and that are not in conflict with the provisions of the Plan or Awards. 15. (xi) To adopt such procedures and sub-plans as are necessary or appropriate to permit and facilitate participation in the Plan by, or take advantage of specific tax treatment for Awards granted to, Employees, Directors or Consultants who are foreign nationals or employed outside the United States (provided that Board approval will not be necessary for immaterial modifications to the Plan or any Award Agreement to ensure or facilitate compliance with the laws of the relevant foreign jurisdiction). (c) Delegation to Committee. (i) General. The Board may delegate some or all of the administration of the Plan to a Committee or Committees. If administration of the Plan is delegated to a Committee, the Committee will have, in connection with the administration of the Plan, the powers theretofore possessed by the Board that have been delegated to the Committee, including the power to delegate to another Committee or a subcommittee of the Committee any of the administrative powers the Committee is authorized to exercise (and references in this Plan to the Board will thereafter be to the Committee or subcommittee, as applicable), subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. Each Committee may retain the authority to concurrently administer the Plan with any Committee or subcommittee to which it has delegated its authority hereunder and may, at any time, revest in such Committee some or all of the powers previously delegated. The Board may retain the authority to concurrently administer the Plan with any Committee and may, at any time, revest in the Board some or all of the powers previously delegated. (ii) Rule 16b-3 Compliance. To the extent an Award is intended to qualify for the exemption from Section 16(b) of the Exchange Act that is available under Rule 16b-3 of the Exchange Act, the Award will be granted by the Board or a Committee that consists solely of two or more non-employee directors, as determined under Rule 16b-3(b)(3) of the Exchange Act, and thereafter any action establishing or modifying the terms of the Award will be approved by the Board or a Committee meeting such requirements to the extent necessary for such exemption to remain available. (d) Effect of Board’s Decision. All determinations, interpretations and constructions made by the Board or any Committee in good faith will not be subject to review by any person and will be final, binding and conclusive on all persons. (e) Cancellation and Re-Grant of Awards. Except in connection with a Transaction, as provided in Section 6(a) relating to Capitalization Adjustments, or unless the stockholders of the Company have approved such an action within 12 months prior to such an event, neither the Board nor any Committee will have the authority to: (i) reduce the exercise or strike price of any outstanding Option or SAR; or (ii) cancel any outstanding Option or SAR that has an exercise or strike price greater than the then-current Fair Market Value in exchange for cash or other Awards under the Plan. (f) Delegation to an Officer. The Board or any Committee may delegate to one or more Officers the authority to do one or both of the following: (i) designate Employees who are not Officers to be recipients of Options and SARs (and, to the extent permitted by Applicable Law, other types of Awards) and, to the extent permitted by Applicable Law, the terms thereof; 16. and (ii) determine the number of shares of Common Stock to be subject to such Awards granted to such Employees; provided, however, that the resolutions or charter adopted by the Board or any Committee evidencing such delegation will specify the total number of shares of Common Stock that may be subject to the Awards granted by such Officer and that such Officer may not grant an Award to himself or herself. Any such Awards will be granted on the applicable form of Award Agreement most recently approved for use by the Board or the Committee, unless otherwise provided in the resolutions approving the delegation authority. Notwithstanding anything to the contrary herein, neither the Board nor any Committee may delegate to an Officer who is acting solely in the capacity of an Officer (and not also as a Director) the authority to determine the Fair Market Value. 8. TAX WITHHOLDING. (a) Withholding Authorization. As a condition to acceptance of any Award, a Participant authorizes withholding from payroll and any other amounts payable to such Participant, and otherwise agrees to make adequate provision for, any sums required to satisfy any U.S. federal, state, local and/or foreign tax or social insurance contribution withholding obligations of the Company or an Affiliate, if any, which arise in connection with the exercise, vesting or settlement of such Award, as applicable. Accordingly, a Participant may not be able to exercise an Award even though the Award is vested, and the Company will have no obligation to issue shares of Common Stock subject to an Award, unless and until such withholding obligations are satisfied. (b) Satisfaction of Withholding Obligations. To the extent permitted by the terms of an Award Agreement, the Company may, in its sole discretion, satisfy any U.S. federal, state, local and/or foreign tax or social insurance contribution withholding obligations relating to an Award by any of the following means or by a combination of such means: (i) causing the Participant to tender a cash payment (which may be in the form of a check, electronic wire transfer or other method permitted by the Company); (ii) withholding shares of Common Stock from the shares of Common Stock issued or otherwise issuable to the Participant in connection with the Award; (iii) withholding cash from an Award settled in cash; (iv) withholding payment from any amounts otherwise payable to the Participant; (v) by allowing a Participant to effectuate a “cashless exercise” pursuant to a program developed under Regulation T as promulgated by the Federal Reserve Board; or (vi) by such other method as may be set forth in the Award Agreement or otherwise approved by the Board. (c) No Obligation to Notify or Minimize Taxes; No Liability to Claims. Except as required by Applicable Law, the Company has no duty or obligation to any Participant to advise such Participant as to the time or manner of exercising an Award. Furthermore, the Company has no duty or obligation to warn or otherwise advise such Participant of a pending termination or expiration of an Award or a possible period in which the Award may not be exercised. The Company has no duty or obligation to minimize the tax consequences of an Award to any Participant and will not be liable to any Participant for any adverse tax consequences to such Participant in connection with an Award. As a condition to accepting an Award, each Participant (i) agrees to not make any claim against the Company, or any of its Officers, Directors, Employees or Affiliates related to tax liabilities arising from such Award or other Company compensation and (ii) acknowledges that such Participant was advised to consult with his or her

17. own personal tax, financial and other legal advisors regarding the tax consequences of the Award and has either done so or knowingly and voluntarily declined to do so. Additionally, each Participant acknowledges that any Option or SAR is exempt from Section 409A only if the exercise or strike price of such Option or SAR is at least equal to the “fair market value” of the Common Stock on the date of grant of such Option or SAR as determined by the Internal Revenue Service and there is no other impermissible deferral of compensation associated with the Award. Additionally, as a condition to accepting an Option or SAR, each Participant agrees to not make any claim against the Company, or any of its Officers, Directors, Employees or Affiliates in the event that the Internal Revenue Service asserts that the exercise or strike price of such Option or SAR is less than the “fair market value” of the Common Stock on the date of grant of such Option or SAR as subsequently determined by the Internal Revenue Service. (d) Withholding Indemnification. As a condition to accepting an Award, in the event that the amount of the Company’s and/or its Affiliate’s withholding obligations in connection with such Award was greater than the amount actually withheld by the Company and/or its Affiliates, each Participant agrees to indemnify and hold the Company and/or its Affiliates harmless from any failure by the Company and/or its Affiliates to withhold the proper amount. 9. MISCELLANEOUS. (a) Dividends and Dividend Equivalents. (i) Dividends or dividend equivalents may not be paid or credited to Options or SARs. (ii) With respect to any Award other than an Option or SAR, dividends or dividend equivalents may be paid or credited, as applicable, with respect to any shares of Common Stock subject to such Award, as determined by the Board and specified in the applicable Award Agreement; provided, however, that (i) no dividends or dividend equivalents may be paid with respect to any such shares before the date such shares have vested under the terms of such Award Agreement, (ii) any dividends or dividend equivalents that are credited with respect to any such shares will be subject to all of the terms and conditions applicable to such shares under the terms of such Award Agreement (including, but not limited to, any vesting conditions), and (iii) any dividends or dividend equivalents that are credited with respect to any such shares will be forfeited to the Company on the date, if any, such shares are forfeited to or repurchased by the Company due to a failure to meet any vesting conditions under the terms of such Award Agreement. (b) Source of Shares. The stock issuable under the Plan will be shares of authorized but unissued or reacquired Common Stock, including shares repurchased by the Company on the open market or otherwise. (c) Use of Proceeds from Sales of Common Stock. Proceeds from the sale of shares of Common Stock pursuant to Awards will constitute general funds of the Company. (d) Corporate Action Constituting Grant of Awards. Corporate action constituting a grant by the Company of an Award to any Participant will be deemed completed as 18. of the date of such corporate action, unless otherwise determined by the Board, regardless of when the instrument, certificate, or letter evidencing the Award is communicated to, or actually received or accepted by, the Participant. In the event that the corporate records (e.g., Board consents, resolutions or minutes) documenting the corporate action approving the grant contain terms (e.g., exercise price, vesting schedule or number of shares) that are inconsistent with those in the Award Agreement or related grant documents as a result of a clerical error in the Award Agreement or related grant documents, the corporate records will control and the Participant will have no legally binding right to the incorrect term in the Award Agreement or related grant documents. (e) Stockholder Rights. No Participant will be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares of Common Stock subject to an Award unless and until (i) such Participant has satisfied all requirements for exercise of the Award pursuant to its terms, if applicable, and (ii) the issuance of the Common Stock subject to such Award is reflected in the records of the Company. (f) No Employment or Other Service Rights. Nothing in the Plan, any Award Agreement or any other instrument executed thereunder or in connection with any Award granted pursuant thereto will confer upon any Participant any right to continue to serve the Company or an Affiliate in the capacity in effect at the time the Award was granted or affect the right of the Company or an Affiliate to terminate at will and without regard to any future vesting opportunity that a Participant may have with respect to any Award (i) the employment of an Employee with or without notice and with or without cause, (ii) the service of a Consultant pursuant to the terms of such Consultant’s agreement with the Company or an Affiliate, or (iii) the service of a Director pursuant to the Bylaws of the Company or an Affiliate, and any applicable provisions of the corporate law of the state or foreign jurisdiction in which the Company or the Affiliate is incorporated, as the case may be. Further, nothing in the Plan, any Award Agreement or any other instrument executed thereunder or in connection with any Award will constitute any promise or commitment by the Company or an Affiliate regarding the fact or nature of future positions, future work assignments, future compensation or any other term or condition of employment or service or confer any right or benefit under the Award or the Plan unless such right or benefit has specifically accrued under the terms of the Award Agreement and/or Plan. (g) Change in Time Commitment. In the event a Participant’s regular level of time commitment in the performance of his or her services for the Company or any Affiliate is reduced (for example, and without limitation, if the Participant is an Employee and has a change in status from a full-time Employee to a part-time Employee or takes an extended leave of absence) after the date of grant of any Award to the Participant, the Board may determine, to the extent permitted by Applicable Law, to (i) make a corresponding reduction in the number of shares or cash amount subject to any portion of such Award that is scheduled to vest or become payable after the date of such change in time commitment, and (ii) in lieu of or in combination with such a reduction, extend the vesting or payment schedule applicable to such Award. In the event of any such reduction, the Participant will have no right with respect to any portion of the Award that is so reduced or extended. 19. (h) Execution of Additional Documents. As a condition to accepting an Award, the Participant agrees to execute any additional documents or instruments necessary or desirable, as determined in the Plan Administrator’s sole discretion, to carry out the purposes or intent of the Award, or facilitate compliance with securities and/or other regulatory requirements, in each case at the Plan Administrator’s request. (i) Electronic Delivery and Participation. Any reference herein or in an Award Agreement to a “written” agreement or document will include any agreement or document delivered electronically, filed publicly at www.sec.gov (or any successor website thereto) or posted on the Company’s intranet (or other shared electronic medium controlled by the Company to which the Participant has access). By accepting any Award, the Participant consents to receive documents by electronic delivery and to participate in the Plan through any on-line electronic system established and maintained by the Plan Administrator or another third party selected by the Plan Administrator. The form of delivery of any Common Stock (e.g., a stock certificate or electronic entry evidencing such shares) will be determined by the Company. (j) Clawback/Recovery. All Awards granted under the Plan will be subject to recoupment in accordance with the following, as applicable: (i) the Neurocrine Biosciences, Inc. Policy for Recoupment of Incentive Compensation; (ii) the Neurocrine Biosciences, Inc. Incentive Compensation Recoupment Policy; (iii) any clawback policy that the Company is required to adopt pursuant to the listing standards of any national securities exchange or association on which the Company’s securities are listed or as is otherwise required by the Dodd- Frank Wall Street Reform and Consumer Protection Act or other Applicable Law; and (iv) any other clawback policy that the Company adopts. In addition, the Board may impose such other clawback, recovery or recoupment provisions in an Award Agreement as the Board determines necessary or appropriate, including but not limited to a reacquisition right in respect of previously acquired shares of Common Stock or other cash or property upon the occurrence of Cause. No recovery of compensation under such a clawback policy will be an event giving rise to a Participant’s right to voluntary terminate employment upon a “resignation for good reason,” or for a “constructive termination” or any similar term under any plan of or agreement with the Company. (k) Securities Law Compliance. A Participant will not be issued any shares in respect of an Award unless either (i) the shares are registered under the Securities Act or (ii) the Company has determined that such issuance would be exempt from the registration requirements of the Securities Act. Each Award also must comply with other Applicable Law governing the Award, and a Participant will not receive such shares if the Company determines that such receipt would not be in material compliance with Applicable Law. (l) Transfer or Assignment of Awards; Issued Shares. Except as expressly provided in the Plan or an Award Agreement, Awards may not be transferred or assigned by the Participant. After the vested shares subject to an Award have been issued, or in the case of Restricted Stock and similar awards, after the issued shares have vested, the holder of such shares is free to assign, hypothecate, donate, encumber or otherwise dispose of any interest in such shares provided that any such actions are in compliance with the provisions herein, the terms of the Trading Policy and Applicable Law. 20. (m) Effect on Other Employee Benefit Plans. The value of any Award, as determined upon grant, vesting or settlement, will not be included as compensation, earnings, salaries, or other similar terms used when calculating any Participant’s benefits under any employee benefit plan sponsored by the Company or any Affiliate, except as such plan otherwise expressly provides. The Company expressly reserves its rights to amend, modify, or terminate any of the Company’s or any Affiliate’s employee benefit plans. (n) Deferrals. To the extent permitted by Applicable Law, the Board may determine that the delivery of Common Stock or the payment of cash, upon the exercise, vesting or settlement of all or a portion of any Award may be deferred and may also establish programs and procedures for deferral elections to be made by Participants. Deferrals by will be made in accordance with the requirements of Section 409A. (o) Section 409A. Unless otherwise expressly provided for in an Award Agreement, the Plan and each Award Agreement will be interpreted to the greatest extent possible in a manner that makes the Plan and the Awards granted hereunder exempt from Section 409A, and, to the extent not so exempt, in compliance with the requirements of Section 409A. If the Company determines that any Award granted hereunder is not exempt from and is therefore subject to Section 409A, the Award Agreement evidencing such Award will incorporate the terms and conditions necessary to avoid the consequences specified in Section 409A(a)(1) of the Code, and to the extent an Award Agreement is silent on terms necessary for compliance, such terms are hereby incorporated by reference into the Award Agreement. Notwithstanding anything to the contrary in this Plan (and unless the Award Agreement specifically provides otherwise), if the shares of Common Stock are publicly traded, and if a Participant holding an Award that constitutes “deferred compensation” under Section 409A is a “specified employee” for purposes of Section 409A, no distribution or payment of any amount that is due because of a “separation from service” (as defined in Section 409A without regard to alternative definitions thereunder) will be issued or paid before the date that is six months and one day following the date of such Participant’s “separation from service” or, if earlier, the date of the Participant’s death, unless such distribution or payment may be made in a manner that complies with Section 409A, and any amounts so deferred will be paid in a lump sum on the day after such six month period elapses, with the balance paid thereafter on the original schedule. (p) Choice of Law. This Plan and any controversy arising out of or relating to this Plan will be governed by, and construed in accordance with, the internal laws of the State of California, without regard to conflict of law principles that would result in any application of any law other than the law of the State of California. (q) Compliance with Law. The Company will seek to obtain from each regulatory commission or agency, as may be deemed to be necessary, having jurisdiction over the Plan such authority as may be required to grant Awards and to issue and sell shares of Common Stock upon exercise or vesting of the Awards; provided, however, that this undertaking will not require the Company to register under the Securities Act the Plan, any Award or any Common Stock issued or issuable pursuant to any such Award. If, after reasonable efforts and at a reasonable cost, the Company is unable to obtain from any such regulatory commission or agency the authority that counsel for the Company deems necessary or advisable for the lawful issuance and sale of Common Stock under the Plan, the Company will be relieved from any liability for

21. failure to issue and sell Common Stock upon exercise or vesting of such Awards unless and until such authority is obtained. A Participant is not eligible for the grant of an Award or the subsequent issuance of Common Stock pursuant to the Award if such grant or issuance would be in violation of any Applicable Law. 10. SEVERABILITY. If all or any part of the Plan or any Award Agreement is declared by any court or governmental authority to be unlawful or invalid, such unlawfulness or invalidity will not invalidate any portion of the Plan or such Award Agreement not declared to be unlawful or invalid. Any Section of the Plan or any Award Agreement (or part of such a Section) so declared to be unlawful or invalid will, if possible, be construed in a manner which will give effect to the terms of such Section or part of a Section to the fullest extent possible while remaining lawful and valid. 11. SUSPENSION OR TERMINATION OF THE PLAN. The Board may suspend or terminate the Plan at any time. No Incentive Stock Options may be granted after the tenth anniversary of the earlier of: (i) the Adoption Date; or (ii) the Effective Date. No Awards may be granted under the Plan while the Plan is suspended or after it is terminated. 12. DEFINITIONS. As used in the Plan, the following definitions apply to the capitalized terms indicated below: (a) “2020 Plan” means the Neurocrine Biosciences, Inc. 2020 Equity Incentive Plan. (b) “Acquiring Entity” means the surviving or acquiring corporation (or the surviving or acquiring corporation’s parent company) in connection with a Transaction. (c) “Adoption Date” means the date the Plan is first approved by the Compensation Committee. (d) “Affiliate” means, at the time of determination, any “parent” or “subsidiary” of the Company as such terms are defined in Rule 405 promulgated under the Securities Act. The Board may determine the time or times at which “parent” or “subsidiary” status is determined within the foregoing definition. (e) “Annual Meeting” means the first meeting of the Company’s stockholders held each calendar year at which Directors are selected. (f) “Applicable Law” means any applicable securities, federal, state, foreign, material local or municipal or other law, statute, constitution, principle of common law, resolution, ordinance, code, edict, decree, rule, listing rule, regulation, judicial decision, ruling or requirement issued, enacted, adopted, promulgated, implemented or otherwise put into effect by or under the authority of any Governmental Body (including under the authority of any 22. applicable self-regulating organization such as the Nasdaq Stock Market, New York Stock Exchange, or the Financial Industry Regulatory Authority). (g) “Appreciation Award” means (i) a stock option or stock appreciation right granted under a Prior Plan or (ii) an Option or SAR, in each case with respect to which the exercise or strike price is at least 100% of the Fair Market Value of the Common Stock subject to the stock option or stock appreciation right, or Option or SAR, as applicable, on the date of grant. (h) “Award” means any right to receive Common Stock, cash or other property granted under the Plan (including an Incentive Stock Option, a Nonstatutory Stock Option, a SAR, a Restricted Stock Award, a RSU Award, a Performance Award or any Other Award). (i) “Award Agreement” means a written agreement between the Company and a Participant evidencing the terms and conditions of an Award. The Award Agreement generally consists of the Grant Notice and the agreement containing the written summary of the general terms and conditions applicable to the Award and which is provided to a Participant along with the Grant Notice. (j) “Board” means the Board of Directors of the Company (or its designee). Any decision or determination made by the Board will be a decision or determination that is made in the sole discretion of the Board (or its designee), and such decision or determination will be final and binding on all Participants. (k) “Capitalization Adjustment” means any change that is made in, or other events that occur with respect to, the Common Stock subject to the Plan or subject to any Award after the Adoption Date without the receipt of consideration by the Company through merger, consolidation, reorganization, recapitalization, reincorporation, stock dividend, dividend in property other than cash, large nonrecurring cash dividend, stock split, reverse stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or any similar equity restructuring transaction, as that term is used in Statement of Financial Accounting Standards Board Accounting Standards Codification Topic 718 (or any successor thereto). Notwithstanding the foregoing, the conversion of any convertible securities of the Company will not be treated as a Capitalization Adjustment. (l) “Cause” has the meaning ascribed to such term in any written agreement between the Participant and the Company or an Affiliate defining such term and, in the absence of such agreement, such term means, with respect to a Participant, the occurrence of any of the following events: (i) such Participant’s commission of any crime involving fraud, dishonesty or moral turpitude; (ii) such Participant’s attempted commission of, or participation in, a fraud or act of dishonesty against the Company or an Affiliate that results in (or might have reasonably resulted in) material harm to the business of the Company or an Affiliate; (iii) such Participant’s intentional, material violation of any contract or agreement between such Participant and the Company or an Affiliate, or of any statutory duty such Participant owes to the Company or an Affiliate; or (iv) such Participant’s conduct that constitutes gross insubordination, incompetence or habitual neglect of duties and that results in (or might have reasonably resulted in) material harm to the business of the Company or an Affiliate; provided, however, that the action or 23. conduct described in clauses (iii) and (iv) above will constitute “Cause” only if such action or conduct continues after the Company has provided such Participant with written notice thereof and not less than five business days to cure the same. The determination that a termination of the Participant’s Continuous Service is either for Cause or without Cause will be made by the Board with respect to Participants who are Officers and by the Chief Executive Officer of the Company with respect to Participants who are not Officers. Any determination by the Company that the Continuous Service of a Participant was terminated with or without Cause for the purposes of outstanding Awards held by such Participant will have no effect upon any determination of the rights or obligations of the Company or such Participant for any other purpose. (m) “Change in Control” or “Change of Control” means the occurrence, in a single transaction or in a series of related transactions, of any one or more of the following events; provided, however, to the extent necessary to avoid adverse personal income tax consequences to the Participant in connection with an Award, such transaction also constitutes a Section 409A Change in Control: (i) any Exchange Act Person becomes the Owner, directly or indirectly, of securities of the Company representing more than 50% of the combined voting power of the Company’s then outstanding securities other than by virtue of a merger, consolidation or similar transaction. Notwithstanding the foregoing, a Change in Control will not be deemed to occur (A) on account of the acquisition of securities of the Company directly from the Company, (B) on account of the acquisition of securities of the Company by an investor, any affiliate thereof or any other Exchange Act Person that acquires the Company’s securities in a transaction or series of related transactions the primary purpose of which is to obtain financing for the Company through the issuance of equity securities, or (C) solely because the level of Ownership held by any Exchange Act Person (the “Subject Person”) exceeds the designated percentage threshold of the outstanding voting securities as a result of a repurchase or other acquisition of voting securities by the Company reducing the number of shares outstanding, provided that if a Change in Control would occur (but for the operation of this sentence) as a result of the acquisition of voting securities by the Company, and after such share acquisition, the Subject Person becomes the Owner of any additional voting securities that, assuming the repurchase or other acquisition had not occurred, increases the percentage of the then outstanding voting securities Owned by the Subject Person over the designated percentage threshold, then a Change in Control will be deemed to occur; (ii) there is consummated a merger, consolidation or similar transaction involving (directly or indirectly) the Company and, immediately after the consummation of such merger, consolidation or similar transaction, the stockholders of the Company immediately prior thereto do not Own, directly or indirectly, either (A) outstanding voting securities representing more than 50% of the combined outstanding voting power of the surviving Entity in such merger, consolidation or similar transaction or (B) more than 50% of the combined outstanding voting power of the parent of the surviving Entity in such merger, consolidation or similar transaction, in each case in substantially the same proportions as their Ownership of the outstanding voting securities of the Company immediately prior to such transaction; 24. (iii) the stockholders of the Company approve a plan of complete dissolution or liquidation of the Company, or a complete dissolution or liquidation of the Company shall otherwise occur, except for a liquidation into a parent corporation; (iv) there is consummated a sale, lease, exclusive license or other disposition of all or substantially all of the consolidated assets of the Company and its Subsidiaries, other than a sale, lease, license or other disposition of all or substantially all of the consolidated assets of the Company and its Subsidiaries to an Entity, more than 50% of the combined voting power of the voting securities of which are Owned by stockholders of the Company in substantially the same proportions as their Ownership of the outstanding voting securities of the Company immediately prior to such sale, lease, license or other disposition; or (v) individuals who, on the date the Plan is adopted by the Compensation Committee, are members of the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the members of the Board; provided, however, that if the appointment or election (or nomination for election) of any new Board member was approved or recommended by a majority vote of the members of the Incumbent Board then still in office, such new member will, for purposes of this Plan, be considered as a member of the Incumbent Board. Notwithstanding the foregoing or any other provision of this Plan, (A) the term Change in Control will not include a sale of assets, merger or other transaction effected exclusively for the purpose of changing the domicile of the Company, and (B) the definition of Change in Control (or any analogous term) in an individual written agreement between the Company or any Affiliate and the Participant will supersede the foregoing definition with respect to Awards subject to such agreement; provided, however, that (1) if no definition of Change in Control (or any analogous term) is set forth in such an individual written agreement, the foregoing definition will apply; and (2) no Change in Control (or any analogous term) will be deemed to occur with respect to Awards subject to such an individual written agreement without a requirement that the Change in Control (or any analogous term) actually occur. (n) “Code” means the Internal Revenue Code of 1986, as amended, including any applicable regulations and guidance thereunder. (o) “Committee” means the Compensation Committee and any other committee of Directors to whom authority has been delegated by the Board or Compensation Committee in accordance with the Plan. (p) “Common Stock” means the common stock of the Company. (q) “Company” means Neurocrine Biosciences, Inc., a Delaware corporation. (r) “Compensation Committee” means the Compensation Committee of the Board. (s) “Consultant” means any person, including an advisor, who is (i) engaged by the Company or an Affiliate to render consulting or advisory services and is compensated for such services, or (ii) serving as a member of the board of directors of an Affiliate and is compensated for such services. However, service solely as a Director, or payment of a fee for such service,

25. will not cause a Director to be considered a “Consultant” for purposes of the Plan. Notwithstanding the foregoing, a person is treated as a Consultant under this Plan only if a Form S-8 Registration Statement under the Securities Act is available to register either the offer or the sale of the Company’s securities to such person. (t) “Continuous Service” means that the Participant’s service with the Company or an Affiliate, whether as an Employee, Director or Consultant, is not interrupted or terminated. A change in the capacity in which the Participant renders service to the Company or an Affiliate as an Employee, Director or Consultant or a change in the Entity for which the Participant renders such service, provided that there is no interruption or termination of the Participant’s service with the Company or an Affiliate, will not terminate a Participant’s Continuous Service; provided, however, that if the Entity for which a Participant is rendering services ceases to qualify as an Affiliate, as determined by the Board, such Participant’s Continuous Service will be considered to have terminated on the date such Entity ceases to qualify as an Affiliate. For example, a change in status from an Employee of the Company to a Consultant of an Affiliate or to a Director will not constitute an interruption of Continuous Service. To the extent permitted by law, the Board or a duly authorized Officer, in that party’s sole discretion, may determine whether Continuous Service will be considered interrupted in the case of (i) any leave of absence, including sick leave, military leave or any other personal leave, or (ii) transfers between the Company, an Affiliate, or their successors. A leave of absence will be treated as Continuous Service for purposes of vesting in an Award only to such extent as may be provided in the Company’s leave of absence policy, in the written terms of any leave of absence agreement or policy applicable to the Participant or as otherwise approved by the Board (or a duly authorized Officer) or required by Applicable Law. In addition, to the extent required for exemption from or compliance with Section 409A, the determination of whether there has been a termination of Continuous Service will be made, and such term will be construed, in a manner that is consistent with the definition of “separation from service” as defined under Treasury Regulation Section 1.409A-1(h) (without regard to any alternative definition thereunder). (u) “Corporate Transaction” means the consummation, in a single transaction or in a series of related transactions, of any one or more of the following events: (i) a sale or other disposition of all or substantially all, as determined by the Board, of the consolidated assets of the Company and its Subsidiaries; (ii) a sale or other disposition of more than 50% of the outstanding securities of the Company; (iii) a merger, consolidation or similar transaction following which the Company is not the surviving corporation; or (iv) a merger, consolidation or similar transaction following which the Company is the surviving corporation but the shares of Common Stock outstanding immediately preceding the merger, consolidation or similar transaction are converted or exchanged by virtue of the merger, consolidation or similar transaction into other property, whether in the form of securities, cash or otherwise. 26. (v) “determine” or “determined” means as determined by the Board or the Committee (or its designee) in its sole discretion. (w) “Director” means a member of the Board of Directors of the Company. (x) “Disability” means, with respect to a Participant, such Participant is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than 12 months, as provided in Section 22(e)(3) of the Code, and will be determined by the Board on the basis of such medical evidence as the Board deems warranted under the circumstances. (y) “Effective Date” means the date of the Annual Meeting in 2025, provided this Plan is approved by the Company’s stockholders at such meeting. (z) “Employee” means any person employed by the Company or an Affiliate. However, service solely as a Director, or payment of a fee for such services, will not cause a Director to be considered an “Employee” for purposes of the Plan. (aa) “Employer” means the Company or the Affiliate of the Company that employs the Participant. (bb) “Entity” means a corporation, partnership, limited liability company or other entity. (cc) “Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder. (dd) “Exchange Act Person” means any natural person, Entity or “group” (within the meaning of Section 13(d) or 14(d) of the Exchange Act), except that “Exchange Act Person” will not include (i) the Company or any Subsidiary, (ii) any employee benefit plan of the Company or any Subsidiary or any trustee or other fiduciary holding securities under an employee benefit plan of the Company or any Subsidiary, (iii) an underwriter temporarily holding securities pursuant to a registered public offering of such securities, (iv) an Entity Owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their Ownership of stock of the Company, or (v) any natural person, Entity or “group” (within the meaning of Section 13(d) or 14(d) of the Exchange Act) that, as of the Effective Date, is the Owner, directly or indirectly, of securities of the Company representing more than 50% of the combined voting power of the Company’s then outstanding securities. (ee) “Fair Market Value” means, as of any date, unless otherwise determined by the Board, the value of the Common Stock (as determined on a per share or aggregate basis, as applicable) determined as follows: (i) If the Common Stock is listed on any established stock exchange or traded on any established market, the Fair Market Value will be the closing sales price for such stock as quoted on such exchange or market (or the exchange or market with the greatest volume 27. of trading in the Common Stock) on the date of determination, as reported in a source the Board deems reliable. (ii) If there is no closing sales price for the Common Stock on the date of determination, then the Fair Market Value will be the closing sales price on the last preceding date for which such quotation exists. (iii) In the absence of such exchange or market for the Common Stock, or if otherwise determined by the Board, the Fair Market Value will be determined by the Board in good faith and in a manner that complies with Sections 409A and 422 of the Code. (ff) “Full Value Award” means (i) a stock award granted under a Prior Plan or (ii) an Award, in each case that is not an Appreciation Award. (gg) “Governmental Body” means any: (i) nation, state, commonwealth, province, territory, county, municipality, district or other jurisdiction of any nature; (ii) federal, state, local, municipal, foreign or other government; (iii) governmental or regulatory body, or quasi- governmental body of any nature (including any governmental division, department, administrative agency or bureau, commission, authority, instrumentality, official, ministry, fund, foundation, center, organization, unit, body or Entity and any court or other tribunal, and for the avoidance of doubt, any tax authority) or other body exercising similar powers or authority; or (iv) self-regulatory organization (including the Nasdaq Stock Market, New York Stock Exchange, and the Financial Industry Regulatory Authority). (hh) “Grant Notice” means the notice provided to a Participant that he or she has been granted an Award and which includes the name of the Participant, the type of Award, the date of grant of the Award, number of shares of Common Stock subject to the Award or potential cash payment right, (if any), the vesting schedule for the Award (if any) and other key terms applicable to the Award. (ii) “Incentive Stock Option” means an option granted pursuant to Section 4 that is intended to be, and qualifies as, an “incentive stock option” within the meaning of Section 422 of the Code. (jj) “Materially Impair” means that a Participant’s rights under an Award will be materially adversely affected by a suspension or termination of the Plan, an amendment of the Plan, or an amendment to the terms of the Award, as applicable. For purposes of the Plan, a Participant’s rights under an Award will not be deemed to have been Materially Impaired by any of the foregoing actions if the Board determines that such action, taken as a whole, does not materially impair the Participant’s rights under the Award. For example, an amendment to the terms of an Award in order to do any of the following, or that results in any of the following, will not be deemed to Materially Impair the Participant’s rights under the Award: (i) an imposition of reasonable restrictions on the minimum number of shares subject to an Option that may be exercised; (ii) to maintain the qualified status of the Award as an Incentive Stock Option under Section 422 of the Code; (iii) a change in the terms of an Incentive Stock Option in a manner that disqualifies, impairs or otherwise affects the qualified status of the Award as an Incentive Stock Option under Section 422 of the Code; (iv) to clarify the manner of exemption from, or to bring 28. the Award into compliance with or qualify it for an exemption from, Section 409A; or (v) to comply with other Applicable Laws. (kk) “Non-Employee Director” means a Director who is not an employee of the Company or an Affiliate. (ll) “Nonstatutory Stock Option” means any option granted pursuant to Section 4 that does not qualify as an Incentive Stock Option. (mm) “Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act. (nn) “Option” means an Incentive Stock Option or a Nonstatutory Stock Option to purchase shares of Common Stock which is granted pursuant to the terms and conditions of Section 4. (oo) “Option Agreement” means a written agreement between the Company and a Participant evidencing the terms and conditions of an Option grant. The Option Agreement includes the Grant Notice for the Option and the agreement containing the written summary of the general terms and conditions applicable to the Option and which is provided to a Participant along with the Grant Notice. Each Option Agreement will be subject to the terms and conditions of the Plan. (pp) “Other Award” means an award based in whole or in part by reference to the Common Stock which is granted pursuant to the terms and conditions of Section 5(b). (qq) “Other Award Agreement” means a written agreement between the Company and a Participant evidencing the terms and conditions of an Other Award grant. Each Other Award Agreement will be subject to the terms and conditions of the Plan. (rr) “Own,” “Owned,” “Owner,” or “Ownership” means that a person or Entity will be deemed to “Own,” to have “Owned,” to be the “Owner” of, or to have acquired “Ownership” of securities if such person or Entity, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise, has or shares voting power, which includes the power to vote or to direct the voting, with respect to such securities. (ss) “Participant” means an Employee, Director or Consultant to whom an Award is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Award. (tt) “Performance Award” means an Award that may vest or may be exercised, or that may become earned and paid, contingent upon the attainment during a Performance Period of certain Performance Goals and which is granted pursuant to the terms and conditions of Section 5(a)(v) and such terms as approved by the Board. (uu) “Performance Criteria” means the one or more criteria that the Board will select for purposes of establishing the Performance Goals for a Performance Period. The Performance Criteria that will be used to establish such Performance Goals may be based on any one of, or

29. combination of, the following, as determined by the Board: (1) earnings (including earnings per share and net earnings, in either case before or after any or all of: interest, taxes, depreciation and amortization, legal settlements or other income (expense), or stock-based compensation, other non-cash expenses and changes in deferred revenue); (2) total stockholder return; (3) return on equity or average stockholder’s equity; (4) return on assets, investment, or capital employed; (5) stock price; (6) margin (including gross margin); (7) income (before or after taxes); (8) operating income; (9) operating income after taxes; (10) pre-tax profit; (11) operating cash flow; (12) sales, prescriptions, or revenue targets; (13) increases in revenue or product revenue; (14) expenses and cost reduction goals; (15) improvement in or attainment of working capital levels; (16) economic value added (or an equivalent metric); (17) market share; (18) cash flow; (19) cash flow per share; (20) cash burn; (21) share price performance; (22) debt reduction; (23) implementation or completion of projects or processes (including, without limitation, discovery of a pre-clinical drug candidate, recommendation of a drug candidate to enter a clinical trial, clinical trial initiation, clinical trial enrollment and dates, clinical trial results, regulatory filing submissions, regulatory filing acceptances, regulatory or advisory committee interactions, regulatory approvals, presentation of studies and launch of commercial plans, compliance programs or education campaigns); (24) customer satisfaction; (25) stockholders’ equity; (26) capital expenditures; (27) debt levels; (28) financings; (29) operating profit or net operating profit; (30) growth of net income or operating income; (31) billings; (32) employee hiring; (33) funds from operations; (34) budget management; (35) strategic partnerships or transactions (including acquisitions, joint ventures or licensing transactions); (36) engagement of thought leaders and patient advocacy groups; (37) enhancement of intellectual property portfolio, filing of patent applications and granting of patents; (38) litigation preparation and management; and (39) any other measure of performance selected by the Board. (vv) “Performance Goals” means, for a Performance Period, the one or more goals established by the Board for the Performance Period based upon the Performance Criteria. Performance Goals may be based on a Company-wide basis, with respect to one or more business units, divisions, Affiliates, or business segments, and in either absolute terms or relative to the performance of one or more comparable companies or the performance of one or more relevant indices. The Board is authorized to make appropriate adjustments in the method of calculating the attainment of Performance Goals for a Performance Period as follows: (1) to exclude restructuring and/or other nonrecurring charges; (2) to exclude exchange rate effects, as applicable, for non-U.S. dollar denominated Performance Goals; (3) to exclude the effects of changes to generally accepted accounting principles; (4) to exclude the effects of any statutory adjustments to corporate tax rates; (5) to exclude the effects of items that are “unusual” in nature or occur “infrequently” as determined under generally accepted accounting principles; (6) to exclude the dilutive effects of acquisitions or joint ventures; (7) to assume that any business divested by the Company achieved performance objectives at targeted levels during the balance of a Performance Period following such divestiture; (8) to exclude the effect of any change in the outstanding shares of common stock of the Company by reason of any stock dividend or split, stock repurchase, reorganization, recapitalization, merger, consolidation, spin-off, combination or exchange of shares or other similar corporate change, or any distributions to common stockholders other than regular cash dividends; (9) to exclude the effects of stock based compensation and the award of bonuses under the Company’s bonus plans; (10) to exclude costs incurred in connection with potential acquisitions or divestitures that are required to be expensed under generally accepted accounting principles; (11) to exclude the goodwill and intangible asset 30. impairment charges that are required to be recorded under generally accepted accounting principles; (12) to exclude the effects of the timing of acceptance for review and/or approval of submissions to the U.S. Food and Drug Administration or any other regulatory body; and (13) to make other appropriate adjustments selected by the Board. In addition, the Board retains the discretion to define the manner of calculating the Performance Criteria it selects to use for a Performance Period and to reduce or eliminate the compensation or economic benefit due upon the attainment of any Performance Goal. Partial attainment of any Performance Goal may result in payment or vesting corresponding to the degree of attainment as specified in the applicable Award Agreement or the written terms of a Performance Award. (ww) “Performance Period” means the period of time selected by the Board over which the attainment of one or more Performance Goals will be measured for the purpose of determining a Participant’s right to vesting or exercise of, or any payment under, an Award. Performance Periods may be of varying and overlapping duration, at the sole discretion of the Board. (xx) “Plan” means this Neurocrine Biosciences, Inc. 2025 Equity Incentive Plan. (yy) “Plan Administrator” means the person, persons, and/or third-party administrator designated by the Company to administer the day to day operations of the Plan and the Company’s other equity incentive programs. (zz) “Post-Termination Exercise Period” means the period following termination of a Participant’s Continuous Service within which an Option or SAR is exercisable, as specified in Section 4(h). (aaa) “Prior Plans” means the 2020 Plan and the Neurocrine Biosciences, Inc. 2011 Equity Incentive Plan and each is a “Prior Plan”. (bbb) “Prior Plan Award” means an award granted under a Prior Plan that is outstanding as of the Effective Date. (ccc) “Prior Plans’ Returning Shares” means: (i) any shares of Common Stock subject to a Prior Plan Award that after March 24, 2025 are not issued because such Prior Plan Award or any portion thereof expires or otherwise terminates without all of the shares covered by such Prior Plan Award having been issued; (ii) any shares of Common Stock subject to a Prior Plan Award that after March 24, 2025 are not issued because such Prior Plan Award or any portion thereof is settled in cash; (iii) any shares of Common Stock issued pursuant to a Prior Plan Award that after March 24, 2025 are forfeited back to or repurchased by the Company because of the failure to meet a contingency or condition required for the vesting of such shares; and (iv) any shares of Common Stock that after March 24, 2025 are reacquired or withheld (or not issued) by the Company to satisfy a tax withholding obligation in connection with a Full Value Award granted under a Prior Plan. (ddd) “Prospectus” means the document containing the Plan information specified in Section 10(a) of the Securities Act. 31. (eee) “Restricted Stock Award” means an Award of shares of Common Stock which is granted pursuant to the terms and conditions of Section 5(a). (fff) “Restricted Stock Award Agreement” means a written agreement between the Company and a Participant evidencing the terms and conditions of a Restricted Stock Award grant. The Restricted Stock Award Agreement includes the Grant Notice for the Restricted Stock Award and the agreement containing the written summary of the general terms and conditions applicable to the Restricted Stock Award and which is provided to a Participant along with the Grant Notice. Each Restricted Stock Award Agreement will be subject to the terms and conditions of the Plan. (ggg) “RSU Award” means an Award of restricted stock units representing the right to receive an issuance of shares of Common Stock which is granted pursuant to the terms and conditions of Section 5(a). (hhh) “RSU Award Agreement” means a written agreement between the Company and a Participant evidencing the terms and conditions of a RSU Award grant. The RSU Award Agreement includes the Grant Notice for the RSU Award and the agreement containing the written summary of the general terms and conditions applicable to the RSU Award and which is provided to a Participant along with the Grant Notice. Each RSU Award Agreement will be subject to the terms and conditions of the Plan. (iii) “Rule 16b-3” means Rule 16b-3 promulgated under the Exchange Act or any successor to Rule 16b-3, as in effect from time to time. (jjj) “Rule 405” means Rule 405 promulgated under the Securities Act. (kkk) “Section 409A” means Section 409A of the Code and the regulations and other guidance thereunder. (lll) “Section 409A Change in Control” means a change in the ownership or effective control of the Company, or in the ownership of a substantial portion of the Company’s assets, as provided in Section 409A(a)(2)(A)(v) of the Code and Treasury Regulations Section 1.409A- 3(i)(5) (without regard to any alternative definition thereunder). (mmm) “Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder. (nnn) “SAR” or “Stock Appreciation Right” means a right to receive the appreciation on Common Stock which is granted pursuant to the terms and conditions of Section 4. (ooo) “SAR Agreement” means a written agreement between the Company and a Participant evidencing the terms and conditions of a SAR grant. The SAR Agreement includes the Grant Notice for the SAR and the agreement containing the written summary of the general terms and conditions applicable to the SAR and which is provided to a Participant along with the Grant Notice. Each SAR Agreement will be subject to the terms and conditions of the Plan. 32. (ppp) “Subsidiary” means, with respect to the Company, (i) any corporation of which more than 50% of the outstanding capital stock having ordinary voting power to elect a majority of the board of directors of such corporation (irrespective of whether, at the time, stock of any other class or classes of such corporation will have or might have voting power by reason of the happening of any contingency) is at the time, directly or indirectly, Owned by the Company, and (ii) any partnership, limited liability company or other entity in which the Company has a direct or indirect interest (whether in the form of voting or participation in profits or capital contribution) of more than 50%. (qqq) “Ten Percent Stockholder” means a person who Owns (or is deemed to Own pursuant to Section 424(d) of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any Affiliate. (rrr) “Trading Policy” means the Company’s policy permitting certain individuals to sell Company shares only during certain “window” periods and/or otherwise restricts the ability of certain individuals to transfer or encumber Company shares, as in effect from time to time. (sss) “Transaction” means a Corporate Transaction or a Change in Control.